SATURNA INVESTMENT TRUST
Sextant Core Fund

Supplement dated December 8, 2016 to the
Summary Prospectus dated March 29, 2016

The following paragraph replaces the paragraph under the section titled "Portfolio Manager" on page 4 of the Summary Prospectus:

Portfolio Managers

Mr. Phelps McIlvaine, a vice president of Saturna Capital Corporation, and Mr. Christopher Paul, senior investment analyst, are the portfolio managers jointly and primarily responsible for the day-to-day management of the Sextant Core Fund. Mr. McIlvaine and Mr. Paul have been the portfolio managers since 2016.

Please retain this document for your future reference